SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUPPLEMENT DATED APRIL 27, 2007
TO

PROSPECTUSES DATED MAY 1, 2006
FOR COLUMBIA ALL-STAR FREEDOM NY, COLUMBIA ALL-STAR NY,
AND COLUMBIA ALL-STAR EXTRA NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

Effective April 27, 2007, a new investment option will be added to each of the above-captioned prospectuses. As a result of the addition of the investment option, each of the prospectuses will be amended and supplemented as follows:

The list of the available investment options appearing on the cover page of each prospectus is supplemented by the addition of the following investment option and corresponding investment management disclosure:

Large Cap Growth Equity Funds
     SC FI Large Cap Growth Fund - Service Class

Sun Capital Advisers LLC advises SC FI Large Cap Growth Fund (with Pyramis Global Advisors, LLC serving as the sub-advisor).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.